SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                                August 11, 1999

                         NEWPORT NEWS SHIPBUILDING INC.
             (Exact name of registrant as specified in its charter)

Delaware                               1-12385              74-1541566
(State or other jurisdiction         (Commission         (I.R.S. Employer
of incorporation)                    File Number)       Identification No.)


4101 Washington Avenue, Newport News, VA  23607
(Address of principal executive offices)   (zip code)

                                 (757) 380-2000
              (Registrant's telephone number, including area code)

                                 Not Applicable
         (Former name or former address, if changed since last report)

Item 5. Other Events

     Mr. Charles A. Bowsher was elected to be a member of the Board of Directors of Newport News Shipbuilding Inc. effective August 11, 1999. He will serve on the Board as a Class III director. Mr. Bowsher served as the Comptroller General of the United States from 1981 until October 1996. Prior to this appointment, Mr. Bowsher was a partner with the accounting and auditing firm of Arthur Andersen LLP. Mr. Bowsher has also served as Assistant Secretary of the Navy for Financial Management.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   NEWPORT NEWS SHIPBUILDING INC.


Date: August 13, 1999              By: /s/ Stephen B. Clarkson
                                      --------------------------------
                                   Name:  Stephen B. Clarkson
                                   Title: Vice President, General
                                          Counsel and Secretary